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                                                                 EXHIBIT 10(y)

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement") dated as of September 11, 1996 is among THORN APPLE VALLEY, INC. (the "Company"), the Subsidiaries of the Company listed on the signature pages hereto, such other persons or entities which from time to time may become parties hereto (collectively, including without limitation the Company, the "Debtors" and individually each a "Debtor"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., NEW YORK BRANCH, as collateral agent for the Creditor Parties referred to below (in such capacity, the "Collateral Agent") and as Credit Agent for certain of the Creditor Parties (in such capacity, the "Credit Agent").

                              W I T N E S S E T H:

         WHEREAS, each of the Debtors has acknowledged and agreed to an Intercreditor Agreement, dated as of September 11, 1996 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Intercreditor Agreement"), among Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., New York Branch, in its individual capacity and as Credit Agent, Seasonal Agent and Collateral Agent (in its capacity as Collateral Agent, the "Collateral Agent"), Old Kent Bank, National City Bank, Harris Trust and Savings Bank, Allstate Life Insurance Company, Principal Mutual Life Insurance Company, and Great-West Life & Annuity Insurance Company (each, together with any other holder of Creditor Obligations as defined in the Intercreditor Agreement and each of their respective successors, transferees and assigns, a "Creditor Party"), which Intercreditor Agreement relates to the provision and administration of collateral being provided by the Debtors; and

         WHEREAS, as a condition precedent to the restructuring to be effected by the Financing Agreements referred to in the Intercreditor Agreement, each Debtor is required to execute and deliver this Agreement; and

         WHEREAS, each Debtor has duly authorized the execution, delivery and performance of this Agreement; and

         WHEREAS, it is in the best interests of each Debtor to execute this Agreement inasmuch as such Debtor will derive substantial direct and indirect benefits from the loans made and letters of credit issued from time to time to or for the account of the Company by the Creditor Parties pursuant to the Financing Agreements; and

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         WHEREAS, the Company and the Credit Agent are parties to a Security
Agreement dated as of July 31, 1996 (the "Prior Security Agreement"), which the Company and the Credit Agent wish to amend and restate in this Agreement;

         NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Company by the Creditor Parties or any of them, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. When used herein, (a) the terms Certificated Security, Chattel Paper, Deposit Account, Document, Equipment, Farm Products, Fixture, Goods, Inventory, Instrument, Security and Uncertificated Security shall have the respective meanings assigned to such terms in the Uniform Commercial Code (as defined below), (b) terms used herein and not otherwise defined herein (including Creditor Obligations and Financing Agreements) shall have the meanings assigned to such terms in the Intercreditor Agreement, and
(c) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

         Account Debtor means the party who is obligated on or under any Account Receivable, Contract Right or General Intangible.

         Account Receivable means, with respect to any Debtor, any right of such Debtor to payment for goods sold or leased or for services rendered.

         Assignee Deposit Account  - see Section 4.

         Collateral means, with respect to any Debtor, all property and rights of such Debtor in which a security interest is granted hereunder.

         Computer Hardware and Software means, with respect to any Debtor, all of the following property of such Debtor, in each case whether now or hereafter owned, licensed or leased by such Debtor, (i) all computer and other electronic data processing hardware, including without limitation all integrated computer systems, central processing units, memory units, display terminals, printers, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (ii) all software programs designed for use on the computers and electronic data processing hardware described in clause (i) above, including without limitation all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) all firmware





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associated therewith; and (iv) all documentation for the hardware, software and firmware described in clauses (i), (ii) and (iii) above, including without limitation flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

         Contract Right means, with respect to any Debtor, any right of such Debtor to payment under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

         Default means the occurrence of any of the following events: (a) any Event of Default; or (b) any warranty of any Debtor herein is untrue or misleading in any material respect; or (c) any Debtor fails to comply or perform any covenant or other agreement under this Agreement.

         Excluded Assets means (a) the IRB Collateral, to the extent and so long as the grant of a security interest therein violates an agreement existing on the date hereof of the related Debtor in respect of the IRB Obligations, and
(b) any Computer Hardware and Software, to the extent and so long as the grant of a security interest therein violates an agreement of the related Debtor relating to such Computer Hardware and Software which existed on the date such Debtor acquired its interest in such Computer Hardware and Software.

         General Intangibles means, with respect to any Debtor, all of such Debtor's "general intangibles" as defined in Uniform Commercial Code and, in any event, includes all of such Debtor's trademarks, trade names, patents, copyrights, trade secrets, customer lists, inventions, designs, software programs, mask works, goodwill, registrations, licenses, franchises, tax refund claims, guarantee claims, security interests and rights to indemnification.

         Intellectual Property shall mean all past, present and future: trade secrets and other proprietary information; trademarks, service marks, business names, designs, logos, indicia, and/or other source and/or business identifiers and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including without limitation copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying such copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets,





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source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; and all common law and other rights throughout the world in and to all of the foregoing.

         Non-Tangible Collateral shall mean, with respect to any Debtor, collectively, such Debtor's Accounts Receivable, Contract Rights and General Intangibles.

         Permitted Liens - see Section 3.

         Senior Obligations means, as to each Debtor, all obligations (monetary or otherwise) of such Debtor to the Creditor Parties and/or the Collateral Agent arising under the Financing Agreements (including without limitation all Creditor Obligations).

         Uniform Commercial Code shall mean the Uniform Commercial Code as in effect in the State of Illinois on the date of this Agreement; provided, however, as used in Section 7 hereof, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

         2. Grant of Security Interest. As security for the payment of all Senior Obligations, each Debtor hereby assigns to the Collateral Agent for the benefit of the Creditor Parties, and grants to the Collateral Agent for the benefit of the Creditor Parties a continuing security interest in, the following, whether now or hereafter existing or acquired:

         All of such Debtor's:

         (i)              Accounts Receivable;

         (ii)             Certificated Securities;

         (iii)            Chattel Paper;

         (iv) Computer Hardware and Software and all rights with respect thereto, including without limitation any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

         (v)              Contract Rights;

         (vi)             Deposit Accounts;





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         (vii)   Documents;

         (viii) General Intangibles (including without limitation any right of such Debtor arising from time to time to receive payment under a billing to a Person representing such Person's obligation to reimburse such Debtor for indebtedness paid or to be paid by such Debtor for the account of such Person);

         (ix) Goods (including without limitation all of its Equipment, Fixtures and Inventory, Farm Products, and livestock, including without limitation cattle, hogs, sheep and other animals and any of the foregoing in gestation), together with all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

         (x)     Instruments;

         (xi)    Intellectual Property;

         (xii)   money (of every jurisdiction whatsoever);

         (xiii)  tax refunds;

         (xiv)   Uncertificated Securities; and

         (xv) to the extent not included in the foregoing, other personal property of any kind or description;

         together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to any of the foregoing, and all proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing; but excluding any Excluded Assets.

     3. Warranties. Each Debtor warrants that: (i) no financing statement (other than any which may have been filed on behalf of the Collateral Agent or in respect of Permitted Liens) covering any of the Collateral is on file in any public office; (ii) such Debtor is and will be the lawful owner of all Collateral, free of all liens and claims whatsoever, other than the security interest hereunder and liens permitted under Section 2.3 of Appendix A to the Amended Credit Agreement ("Permitted Liens"), with full power and authority to execute this Agreement and perform such Debtor's obligations hereunder, and to subject the Collateral to the security interest hereunder; (iii) all information with respect to Collateral and Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter





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furnished by such Debtor to the Collateral Agent or any Creditor Party, and all
other written information heretofore or hereafter furnished by such Debtor to the Collateral Agent or any Creditor Party, is and will be true and correct in all material respects as of the date furnished; (iv) such Debtor's chief executive office and principal place of business are as set forth on Schedule I hereto (and such Debtor has not maintained its chief executive office and principal place of business at any other location at any time after January 1,
1995); (v) each other location where such Debtor maintains a place of business is set forth on Schedule II hereto; (vi) except as set forth on Schedule III, such Debtor is not now known and has not previously been known by any trade name; (vii) except as set forth on Schedule III, such Debtor has not been known by any legal name different from the one set forth on the signature page of this Agreement, nor has such Debtor been the subject of any merger or other corporate reorganization; (viii) Schedule IV hereto contains a complete listing of all of such Debtor's Intellectual Property which is subject to registration statutes; (ix) Schedule V hereto contains a complete listing of all of such Debtor's interests in capital stock, partnership interests, limited liability company membership interests and other equity interests and indebtedness, (x) this Agreement is a legal, valid and binding obligation of such Debtor, enforceable in accordance with its terms; (xi) such Debtor is in compliance with the requirements of all applicable laws (including without limitation the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which would materially adversely affect the business, properties, assets, operations or condition (financial or otherwise) of such Debtor, the value of the Collateral or the worth of the Collateral as collateral security; (xii) to the knowledge of such Debtor, all of such Debtor's Intellectual Property is subsisting and none has been adjudged invalid or unenforceable, in whole or in part; and (xiii) to the best of such Debtor's knowledge, all of such Debtor's Intellectual Property which is material to such Debtor's business is valid and enforceable.

     4. Collections, etc. Until such time during the existence of a Default as the Collateral Agent shall notify such Debtor of the revocation of such power and authority, each Debtor (a) may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by such Debtor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Debtor for such purpose, (b) will, at its own expense, endeavor to collect, as and when due, all amounts due under any of the Non-Tangible Collateral, including without limitation the taking of such action with respect to such collection as the Collateral Agent may reasonably request or, in the absence of such request, as such Debtor may deem advisable, and (c) may grant, in the ordinary course of business, to any party





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obligated on any of the Non-Tangible Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Non-Tangible Collateral. The Collateral Agent, however, may, at any time that a Default exists, whether before or after any revocation of such power and authority or the maturity of any of the Senior Obligations, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the Collateral Agent of any amount due or to become due thereunder and enforce collection of any of the Non-Tangible Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Collateral Agent during the existence of a Default, each Debtor will, at its own expense, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the Collateral Agent of any amount due or to become due thereunder.

     Upon request by the Collateral Agent during the existence of a Default, each Debtor will forthwith, upon receipt, transmit and deliver to the Collateral Agent, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Collateral Agent) which may be received by such Debtor at any time in full or partial payment or otherwise as proceeds of any of the Collateral. Except as the Collateral Agent may otherwise consent in writing, any such items which may be so received by any Debtor will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Collateral Agent until delivery is made to the Collateral Agent. Each Debtor will comply with the terms and conditions of any consent given by the Collateral Agent pursuant to the foregoing sentence.

     During the existence of a Default, all items or amounts which are delivered by any Debtor to the Collateral Agent on account of partial or full payment or otherwise as proceeds of any of the Collateral shall be deposited to the credit of a deposit account (each an "Assignee Deposit Account") of such Debtor with the Collateral Agent, as security for payment of the Senior Obligations. No Debtor shall have any right to withdraw any funds deposited in the applicable Assignee Deposit Account. The Collateral Agent may, from time to time, in its discretion, and shall upon request of the applicable Debtor made not more than once in any week, apply all or any of the then balance, representing collected funds, in the Assignee Deposit Account toward payment of the Senior Obligations, whether or not then due, in such order of application as the Collateral Agent may determine in accordance with the Intercreditor Agreement, and the Collateral Agent may,





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from time to time, in its discretion in accordance with the Intercreditor
Agreement, release all or any of such balance to the applicable Debtor.

     During the existence of a Default, the Collateral Agent is authorized to endorse, in the name of the applicable Debtor, any item, howsoever received by the Collateral Agent, representing any payment on or other proceeds of any of the Collateral.

     5. Agreements of the Debtors. Each Debtor (a) will, upon request of the Collateral Agent, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices deemed appropriate by the Collateral Agent) and do such other acts and things (including without limitation delivery to the Collateral Agent of any Instruments or Certificated Securities which constitute Collateral with any endorsements thereon or accompanying stock powers as the Collateral Agent may request), all as the Collateral Agent may from time to time reasonably request, to establish and maintain a valid security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever, other than Permitted Liens) to secure the payment of the Senior Obligations; (b) will keep all its Inventory at, and will not maintain any place of business at any location other than, its address(es) shown on Schedules I and II hereto or at such other addresses of which such Debtor shall have given the Collateral Agent not less than 30 days' prior written notice; (c) will keep, at its addresses shown on Schedules I and II hereto, its records concerning the Non-Tangible Collateral, which records will be of such character as will enable the Collateral Agent or its designees to determine at any time the status of the Non-Tangible Collateral, and no Debtor will, unless the Collateral Agent shall otherwise consent in writing, duplicate any such records at any other address;
(d) will furnish the Collateral Agent such information concerning such Debtor, the Collateral and the Account Debtors as the Collateral Agent may from time to time reasonably request; (e) will permit the Collateral Agent and its designees, from time to time, to inspect such Debtor's Inventory and other Goods, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of such Debtor or its agents pertaining to the Collateral and the Account Debtors, and will, upon request of the Collateral Agent during the existence of a Default, deliver to the Collateral Agent all of such records and papers; (f) will, upon request of the Collateral Agent, stamp on its records concerning the Collateral, and add on all Chattel Paper constituting a portion of the Collateral, a notation, in form satisfactory to the Collateral Agent, of the security interest of the Collateral Agent hereunder; (g) except for the sale or lease of Inventory in the ordinary course of its business, will not sell, lease, assign or permit to exist any lien on or security interest in any Collateral other than Permitted Liens and liens and security interests in favor of the





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Collateral Agent or as permitted under Section 2.3 of Appendix A to the Amended
Credit Agreement; (h) will at all times keep all its Inventory and other Goods insured under policies maintained with reputable insurance companies against loss, damage, theft and other risks to such extent, and with only such deductibles, as is customarily maintained by companies similarly situated (and, in any event, as is required by applicable law), and cause all such policies to provide that loss thereunder shall be payable to the Collateral Agent as its interest may appear (it being understood that (A) so long as no Default shall be existing, the Collateral Agent shall deliver any proceeds of such insurance which may be received by it to such Debtor and (B) whenever a Default shall be existing, the Collateral Agent may apply any proceeds of such insurance which may be received by it toward payment of the Senior Obligations, whether or not due, in such order of application as the Collateral Agent may determine in accordance with the Intercreditor Agreement) and such policies or certificates thereof shall, if the Collateral Agent so requests, be deposited with or furnished to the Collateral Agent; (i) will take such actions as are reasonably necessary to keep its Inventory in the condition such Debtor has customarily maintained Inventory; (j) will take such actions as are reasonably necessary to keep its Equipment in good repair and condition and in good working or running order; (k) will upon request of the Collateral Agent, cause to be noted on the applicable certificate, in the event any of its Equipment is covered by a certificate of title, the security interest of the Collateral Agent in the Equipment covered thereby; (l) will prosecute diligently all applications now pending for trademarks, patents or copyrights which are material to its business; (m) will protect, preserve and maintain all rights in the Collateral which are material to its business, including without limitation the duty to prosecute and/or defend against any and all suits contesting infringement or dilution of any Intellectual Property which is material to its business, any other suits containing allegations respecting the validity of the Collateral or any material portion thereof, and any suits claiming injury to the goodwill associated with any trademark which is material to its business; and (n) will reimburse the Collateral Agent for all expenses, including without limitation reasonable attorneys' fees and legal expenses, incurred by the Collateral Agent in seeking to collect or enforce any rights in respect of such Debtor's Collateral.

     Any expenses incurred in protecting, preserving and maintaining any Collateral shall be borne by the applicable Debtor. Whenever a Default shall be existing, the Collateral Agent shall have the right to bring suit to enforce any or all of the Intellectual Property or licenses thereunder, in which event the applicable Debtor shall at the request of the Collateral Agent do any and all lawful acts and execute any and all proper documents required by the Collateral Agent in aid of such enforcement and such Debtor shall promptly, upon demand, reimburse and indemnify





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the Collateral Agent for all costs and expenses incurred by the Collateral
Agent in the exercise of its rights under this Section 5. Notwithstanding the foregoing, the Collateral Agent shall have no obligation or liability regarding the Collateral or any thereof by reason of, or arising out of, this Agreement.

     6. Default. Whenever a Default exists, the Collateral Agent may exercise from time to time any rights and remedies available to it under applicable law. Each Debtor agrees, during the existence of a Default, at the Collateral Agent's request, (i) to assemble, at its expense, all its Inventory and other Goods (other than Fixtures) at a convenient place or places acceptable to the Collateral Agent, and (ii) to execute all such documents and do all such other things which may be necessary or desirable in order to enable the Collateral Agent or its nominee to be registered as owner of the Intellectual Property with any competent registration authority. Any notification of intended disposition of any of the Collateral required by law shall be deemed reasonably and properly given if given at least ten days before such disposition. Any proceeds of any disposition by the Collateral Agent of any of the Collateral may be applied by the Collateral Agent to payment of expenses in connection with the Collateral, including without limitation reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Collateral Agent toward the payment of such of the Senior Obligations, and in such order of application, as the Collateral Agent may from time to time elect in accordance with the Intercreditor Agreement.

     7.  General.   The Collateral Agent shall be deemed to have exercised
reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as any applicable Debtor requests in writing, but failure of the Collateral Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Collateral Agent to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by any Debtor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

     Any notice from the Collateral Agent or any Creditor Party to any Debtor, if mailed, shall be deemed given five days after the date mailed, postage prepaid, addressed to such Debtor either at such Debtor's address shown on
Schedule I hereto or at such other address as such Debtor shall have specified in writing to the Collateral Agent as its address for notices hereunder.

     Each of the Debtors agrees to pay all expenses (including without limitation reasonable attorney's fees and legal expenses) paid or incurred by the Collateral Agent or any Creditor Party in endeavoring to collect the Senior Obligations of such Debtor, or





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any part thereof, and in enforcing this Agreement against such Debtor, and such obligations will themselves be Senior Obligations.

     No delay on the part of the Collateral Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Collateral Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

     This Security Agreement shall remain in full force and effect until all Senior Obligations have been paid in full and all commitments to extend credit under the Financing Agreements have terminated. If at any time all or any part of any payment theretofore applied by the Collateral Agent or any Creditor Party to any of the Senior Obligations is or must be rescinded or returned by the Collateral Agent or such Creditor Party for any reason whatsoever (including without limitation the insolvency, bankruptcy or reorganization of any Debtor), such Senior Obligations shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Collateral Agent or such Creditor Party, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Senior Obligations, all as though such application by the Collateral Agent or such Creditor Party had not been made.

     This Agreement has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the internal laws of the State of Illinois, subject, however, to the applicability of the Uniform Commercial Code of any jurisdiction in which any Goods of any Debtor may be located at any given time. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     The rights and privileges of the Collateral Agent hereunder shall inure to the benefit of its successors and assigns.

     This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. At any time after the date of this Agreement, one or more additional Persons may become parties hereto by executing and delivering to the Collateral Agent a counterpart of this Agreement. Immediately upon such execution and delivery (and without any





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further action), each such Person will become a party to, and will be bound by the terms of, this Agreement.

     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT, MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH ON SCHEDULE I HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE COLLATERAL AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR OUTSIDE OF THE STATE OF ILLINOIS. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     EACH OF EACH DEBTOR, THE COLLATERAL AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH SECURED CREDITOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER FINANCING DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         8. Restatement of Prior Security Agreement. The parties hereto agree that the Prior Security Agreement is amended and restated in its entirety by this Agreement, with the Collateral Agent succeeding to all rights of the Credit Agent thereunder as restated hereby.

         9. Release of Security Interest. Upon payment in full of all Senior Obligations and the termination of all commitments to extend credit under the Financing Agreements, the Collateral Agent shall, at the Debtors' expense, execute and deliver to the related Debtors all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Collateral which has been granted hereunder. Subject to Section 5(g) of the Intercreditor Agreement, the Collateral Agent shall, at the request of the related Debtor and at the Debtors' expense, execute and deliver to the related Debtor all instruments and other documents as may be necessary or proper to release the lien on and security interest in any Collateral of such Debtor which has been granted hereunder in connection with a disposition of such Collateral permitted under the Financing Agreements, subject to the Collateral Agent receiving evidence reasonably satisfactory to the Collateral Agent that such disposition is so permitted.

        IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

            COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., NEW YORK BRANCH, as Collateral Agent



            By:
               ------------------------------
               Title:
                     ------------------------



            By:
               ------------------------------
               Title:
                     ------------------------






                                        S-1
                                                             SECURITY AGREEMENT

          THORN APPLE VALLEY, INC.



          By:
             ------------------------------
             Title:
                   ------------------------


          THORN APPLE VALLEY FOREIGN SALES
          CORPORATION


          By:
             ------------------------------
             Title:
                   ------------------------


          COAST REFRIGERATED TRUCKING CO., INC.


          By:
             ------------------------------
             Title:
                   ------------------------

          CAVANAUGH LAKEVIEW FARMS, LTD.


          By:
             ------------------------------
             Title:
                   ------------------------

          TILLMAN HOLDINGS, INC.


          By:
             ------------------------------
             Title:
                   ------------------------


          TRI-MILLER TRANSPORTATION COMPANY,
          INC.


          By:
             ------------------------------
             Title:
                   ------------------------


          FREDERICK HOLDINGS, INC.


          By:
             ------------------------------
             Title:
                   ------------------------

                                                             SECURITY AGREEMENT

               GUNSBERG CORNED BEEF COMPANY



               By:
                  ------------------------------
                  Title:
                        ------------------------


               MILLER TRANSPORT, INC.


               By:
                  ------------------------------
                  Title:
                        ------------------------


               CROWN WEST, INC.


               By:
                  ------------------------------
                  Title:
                        ------------------------


               NATIONAL FOOD EXPRESS, INC.


               By:
                  ------------------------------
                  Title:
                        ------------------------


               PONCA HOLDINGS, INC.


               By:
                  ------------------------------
                  Title:
                        ------------------------


               TAV BRANDS, INC.


               By:
                  ------------------------------
                  Title:
                        ------------------------


               THORN APPLE HOLDINGS OF INDIANA, INC.


               By:
                  ------------------------------
                  Title:
                        ------------------------






                                        S-3
                                                              SECURITY AGREEMENT

               TRI-MILLER PACKING, INC.


               By:
                  ------------------------------
                  Title:
                        ------------------------


               TAV SWINE BUYING STATIONS, INC.


               By:
                  ------------------------------
                  Title:
                        ------------------------






                                        S-4
                                                              SECURITY AGREEMENT

               The undersigned is executing
               a counterpart hereof for purposes
               of becoming a party hereto:


               -----------------------------


               By:
                  ------------------------------

                  Title:
                        ------------------------



               -----------------------------


               By:
                  ------------------------------

                  Title:
                        ------------------------






                                        S-5
                                                              SECURITY AGREEMENT

                                   SCHEDULE I
                             TO SECURITY AGREEMENT


            Chief Executive Offices and Principal Place of Business

                                  SCHEDULE II
                             TO SECURITY AGREEMENT


                                   Addresses

                                  SCHEDULE III
                             TO SECURITY AGREEMENT


                                  Trade Names



                               Other Legal Names



                  Mergers and Other Corporate Reorganizations

                                  SCHEDULE IV
                             TO SECURITY AGREEMENT


                             Intellectual Property

                                   SCHEDULE V
                             TO SECURITY AGREEMENT


                       Equity Interests and Indebtedness





                                      S-2